Exhibit 10.3

BANK OF AMERICA, N.A. BANC OF AMERICA BRIDGE LLC BANC OF AMERICA SECURITIES LLC 9 WEST 57TH STREET NEW YORK, NY 10019	LEHMAN BROTHERS COMMERCIAL BANK LEHMAN BROTHERS INC. LEHMAN COMMERCIAL PAPER INC. 745 SEVENTH AVENUE NEW YORK, NY 10019

November 5, 2007

The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ 07645

Project Pearl Letter Agreement

Ladies and Gentlemen:

     Reference is made to the Commitment Letter, dated March 4, 2007 (together with the Summaries of Terms attached thereto, the “Commitment Letter”), among Bank of America, N.A. (“Bank of America”), Banc of America Bridge LLC (“Banc of America Bridge”), Banc of America Securities LLC (“BAS”), Lehman Brothers Commercial Bank (“LBCB”), Lehman Brothers Inc. (“Lehman”) and Lehman Commercial Paper Inc. (“LCPI” and, together with Bank of America, Banc of America Bridge, BAS, LBCB and Lehman, each a “Commitment Party” and, collectively, the “Commitment Parties”) and The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the “Borrower” or “you”). Defined terms used herein are used as defined in the Commitment Letter. The parties to this Letter Agreement hereby agree that the Commitment Letter shall only be modified to the extent expressly stated herein and shall otherwise remain in full force and effect in accordance with the terms and conditions therein until March 4, 2008 or such earlier time provided therein.

     The Commitment Parties agree that notwithstanding anything stated in the Commitment Letter, (1) the aggregate commitments of the Commitment Parties under the ABL Facility shall be increased to $675 million consisting of a $547,100,000 revolver, a $45,000,000 last out revolver advance and a term loan up to $82,900,000; (2) the allocation of proceeds from collateral as among the several ABL Facilities shall be on a basis consistent with that previously disclosed to the Borrower, (3) availability on the Closing Date, by function of reserve calculations, advance rates or otherwise, shall not be less favorable to the Borrower than availability calculated on the basis provided for in the Commitment Letter, and (4) interest for the several ABL Facilities shall be on a basis consistent with that previously disclosed to the Borrower, and in any event no more than 0.25% higher than comparable interest rates provided for in the Commitment Letter. In addition, for the avoidance of doubt, the Commitment Parties hereby waive any perceived or actual conditions precedent (insofar as they relate to the ABL Facility) that (a) Borrower provide the Commitment Parties with a completed offering memorandum for the offering and sale of Senior Secured Notes not later than 20 days prior to the Closing Date and (b) senior management of the Companies (including the Target) make themselves available prior to the Closing Date for roadshows and other meetings with potential investors for the Senior Secured Notes to market the Senior Secured Notes prior to the Closing Date, (c) at the Closing Date Borrower and its subsidiaries, including A&P Bermuda Limited, own, directly or indirectly, at least 10.9 million Metro Shares and (d) Borrower receive $780 million in gross proceeds from the advance of the Bridge Loans or the issuance and sale by Borrower of the Senior Secured Notes.

     The Commitment Parties’ agreements in the preceding paragraph are expressly conditioned on (a) Borrower’s receiving gross proceeds from the advance of the Bridge Loans or other securities of Borrower in accordance with the sixth paragraph of that certain letter agreement of even date herewith among the Borrower and the Commitment Parties (the “Bridge Letter Agreement”), and (b) with respect to the amendments in the first sentence of the immediately preceding paragraph, either (i) the sale of securities by the Borrower as contemplated by condition (i) of the Bridge Letter Agreement, or (ii) if securities are not sold by Borrower as contemplated by condition (i) of the Bridge Letter Agreement, the repayment, retirement or refinancing in full of the Bridge Loans.

     This letter agreement and the contents hereof are confidential and, except for the disclosure hereof or thereof on a confidential basis to your accountants, attorneys and other professional advisors retained in connection with the Transaction, may not be disclosed in whole or in part to any person or entity without our prior written consent; provided, however, it is understood and agreed that you may disclose this letter agreement (a) on a confidential basis to the board of directors and advisors of the Target in connection with their consideration of the Transaction, (b) in filings with the SEC and other applicable regulatory authorities and stock exchanges and (c) after prompt written notice to the Lead Arrangers of any legally required disclosure, as otherwise required by law or in response to a valid court order by a court or other governmental body.

     This letter agreement may be executed in counterparts which, taken together, shall constitute one original. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart thereof.

     THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. Each of you and each of the Commitment Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based in contract, tort or otherwise) arising out of or relating to this letter agreement, the Transaction and the other transactions contemplated hereby or the actions of each of the Commitment Parties in the negotiation, performance, administration or enforcement hereof. Each of you and the Commitment Parties hereby irrevocably submits to the non-exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan in New York City in respect of any suit, action or proceeding arising out of or relating to the provisions of this letter agreement, the Transaction and the other transactions contemplated hereby and irrevocably agrees that all claims in respect of any such suit, action or proceeding, to the fullest extent permitted under applicable law, may be heard and determined in any such court. Each of you and the Commitment Parties waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceedings brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     This letter agreement (together with the Commitment Letter and the other matters previously disclosed to Borrower) embodies the entire agreement and understanding among each of the Commitment Parties, you and your affiliates with respect to the matters covered herein and supersedes all prior agreements and understandings related to the subject matter hereof. Those matters that are not covered or made clear herein are subject to mutual agreement of the parties

     Nothing herein, express or implied, is intended to or shall confer upon any other third party any legal or equitable right, benefit, standing or remedy of any nature whatsoever under or by reason of this letter agreement.

     All respective agreements of the Commitment Parties under this Letter Agreement with respect to the ABL Facility will expire at 5:00 p.m. (New York City time) on November 5, 2007, unless you execute this Letter Agreement as provided below to accept such agreements and return it to us prior to that time.

     BY SIGNING THIS LETTER AGREEMENT, EACH OF THE PARTIES HERETO HEREBY ACKNOWLEDGES AND AGREES THAT (A) BANK OF AMERICA IS OFFERING TO

PROVIDE THE ABL FACILITY SEPARATE AND APART FROM BANC OF AMERICA BRIDGE’S AND LBCB’S OFFER TO PROVIDE THE BRIDGE FACILITY, (B) BANC OF AMERICA BRIDGE AND LBCB ARE OFFERING TO PROVIDE THE BRIDGE FACILITY SEPARATE AND APART FROM BANK OF AMERICA’S OFFER TO PROVIDE THE ABL FACILITY AND (C) BAS’ AND LEHMAN’S ENGAGEMENT WITH RESPECT TO AN OFFERING OF SENIOR SECURED NOTES OR SECURITIES PURSUANT TO THE ENGAGEMENT LETTER IS SEPARATE AND APART FROM (1) BANK OF AMERICA’S OFFER TO PROVIDE THE ABL FACILITY AND (2) BANC OF AMERICA BRIDGE’S AND LBCB’S OFFER TO PROVIDE THE BRIDGE FACILITY. YOU MAY, AT YOUR OPTION, ELECT TO ACCEPT THIS LETTER AGREEMENT WITH RESPECT TO ANY OR ALL OF THE FOREGOING.

     We are pleased to have the opportunity to work with you in connection with this important financing.

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Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ James G. Rose Jr.
Name: James G. Rose Jr.
Title: Managing Director

BANC OF AMERICA BRIDGE LLC

By:	/s/ James G. Rose Jr.
Name: James G. Rose Jr.
Title: Managing Director

BANC OF AMERICA SECURITIES LLC

By:	/s/ James G. Rose Jr.
Name: James G. Rose Jr.
Title: Managing Director

LEHMAN BROTHERS COMMERCIAL BANK

By:	/s/ Brian McNany
Name: Brian McNany
Title: Authorized Signatory

LEHMAN BROTHERS INC.

By:	/s/ Michael C. Moravec
Name: Michael C. Moravec
Title: Managing Director

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Michael C. Moravec
Name: Michael C. Moravec
Title: Managing Director

The provisions of this Letter Agreement with respect to the ABL Facility are Accepted and Agreed to as of November 5, 2007:

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:	/s/ William J. Moss
Name: William J. Moss
Title: Vice President and Treasurer

The provisions of this Letter Agreement with respect to the Bridge Facility are Accepted and Agreed to as of November 5, 2007:

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:	/s/ William J. Moss
Name: William J. Moss
Title: Vice President and Treasurer